UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2023

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously disclosed, at an annual meeting of stockholders of comScore, Inc. (the "Company") held on June 15, 2023 (the "Annual Meeting"), the Company's stockholders approved proposals permitting the payment of annual dividends on the Company's Series B Convertible Preferred Stock, par value $0.001 per share ("Series B Preferred Stock") in the form of cash, shares of the Company's common stock, additional shares of Series B Preferred Stock, or a combination thereof. The proposals included amendments to the Company's Amended and Restated Certificate of Incorporation and the Certificate of Designations of the Series B Preferred Stock. The disclosure set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, the Board of Directors (the "Board") of the Company previously approved, subject to stockholder approval, an amendment to the comScore, Inc. Amended and Restated 2018 Equity and Incentive Compensation Plan (the "Plan") to increase the number of shares of Company common stock available for grant under the Plan by 10,000,000. The Company's stockholders approved the amendment at the Annual Meeting, and the amendment became effective on June 15, 2023. A detailed description of the material terms of the Plan, as amended, appears under the caption "Proposal No. 4 – Approval of an Amendment to the comScore, Inc. 2018 Equity and Incentive Compensation Plan (as Amended and Restated Effective as of July 9, 2020)" in the Company's proxy statement filed with the Securities and Exchange Commission on April 28, 2023, which description is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Amended and Restated Certificate of Incorporation

On June 16, 2023, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the "COI Certificate of Amendment") with the Secretary of State of the State of Delaware. The COI Certificate of Amendment became effective with the Secretary of State upon filing. As previously disclosed, the COI Certificate of Amendment authorizes an increase to (i) the total number of shares of stock authorized for issuance from 365,000,000 to 380,000,000 and (ii) the number of shares of preferred stock, par value $0.001 per share ("preferred stock") authorized for issuance from 90,000,000 to 105,000,000. The COI Certificate of Amendment permits the Company to issue additional shares of Series B Preferred Stock and other preferred stock and pay annual dividends in the form of Series B Preferred Stock in accordance with the COD Certificate of Amendment (as defined below) and if elected by members of the Board who have not been designated by, and are not affiliated with, any holder of Series B Preferred Stock (the "Disinterested Directors").

The foregoing summary of the COI Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the COI Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Certificate of Designations

On June 16, 2023, the Company filed a Certificate of Amendment to the Certificate of Designations of the Series B Preferred Stock (the "COD Certificate of Amendment") with the Secretary of State of the State of Delaware. The COD Certificate of Amendment became effective with the Secretary of State upon filing. As previously disclosed, the COD Certificate of Amendment (i) permits the Company to pay annual dividends on the Series B Preferred Stock in the form of cash, shares of the Company's common stock, additional shares of Series B Preferred Stock, or a combination thereof, in each case in accordance with the COD Certificate of Amendment and as elected by the Disinterested Directors; and (ii) makes certain other clarifying and conforming changes to the Certificate of Designations of the Series B Preferred Stock, including with respect to intended tax treatment.

The foregoing summary of the COD Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the COD Certificate of Amendment, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, the Annual Meeting was held on June 15, 2023. The final results of voting on the proposals submitted to a vote of the Company's stockholders at the Annual Meeting are set forth below. These results include votes cast by holders of the

Company's common stock and Series B Preferred Stock on an as-converted basis, as well as votes cast by holders of the Series B Preferred Stock as a separate class on Proposal No. 5 and Proposal No. 6.

Proposal No. 1

Four Class I directors were elected to serve for terms expiring at the Company's 2026 annual meeting of stockholders, to hold office until their respective successors have been duly elected and qualified. The election results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Nana Banerjee	126,924,148	13,376,294	14,612,140
David Kline	127,001,016	13,299,426	14,612,140
Kathi Love (1)	109,025,352	31,275,090	14,612,140
Brian Wendling	126,990,199	13,310,243	14,612,140

(1) The election results for Ms. Love (a Disinterested Director) reflect neutral voting by holders of the Series B Preferred Stock, as required by the Stockholders Agreement, dated March 10, 2021, by and among the Company and such holders and described in the Company's proxy statement filed with the Securities and Exchange Commission on April 28, 2023.

Proposal No. 2

The compensation of the Company's named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
133,743,122	5,259,034	1,298,286	14,612,140

Proposal No. 3

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified as follows:

For	Against	Abstain	Broker Non-Votes
153,119,670	1,425,760	367,152	0

Proposal No. 4

The amendment to the Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
133,598,644	6,583,508	118,290	14,612,140

Proposal No. 5

The amendment to the Certificate of Designations of the Series B Preferred Stock was adopted by holders of the Company's common stock and Series B Preferred Stock voting on an as-converted basis as follows:

For	Against	Abstain	Broker Non-Votes
103,473,830	36,702,746	123,866	14,612,140

The amendment to the Certificate of Designations of the Series B Preferred Stock was adopted by holders of the Series B Preferred Stock voting as a separate class as follows:

For	Against	Abstain	Broker Non-Votes
82,527,609	0	0	0

Proposal No. 6

The amendment to the Amended and Restated Certificate of Incorporation was adopted by holders of the Company's common stock and Series B Preferred Stock voting on an as-converted basis as follows:

For	Against	Abstain	Broker Non-Votes
103,339,491	36,818,567	142,384	14,612,140

The amendment to the Amended and Restated Certificate of Incorporation was adopted by holders of the Series B Preferred Stock voting as a separate class as follows:

For	Against	Abstain	Broker Non-Votes
82,527,609	0	0	0

Proposal No. 7

The issuance of common stock or Series B Preferred Stock as annual dividends on the Series B Preferred Stock in accordance with the Certificate of Designations amendment and if elected by the Disinterested Directors was approved as follows:

For	Against	Abstain	Broker Non-Votes
103,231,686	36,928,537	140,219	14,612,140

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of comScore, Inc.

3.2	Certificate of Amendment to the Certificate of Designations of Series B Convertible Preferred Stock, par value $0.001, of comScore, Inc.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: June 22, 2023